AMENDMENT NO. 2 TO
                           LOAN AND SECURITY AGREEMENT

                                                              November 14, 1996

All American Semiconductor, Inc.
16115 Northwest 52nd Avenue
Miami, Florida  33014
Attention:  Chief Financial Officer

Ladies and Gentlemen:

                  Reference is made to the Loan and Security Agreement dated as of May 3, 1996 among Harris Trust and Savings Bank, as a Lender and as Administrative Agent for the Lenders, American National Bank and Trust Company of Chicago, as a Lender and as Collateral Agent for the Lenders and the other Lenders party thereto and All American Semiconductor, Inc. (the "Loan Agreement"). Unless defined herein, capitalized terms used herein shall have the meanings provided for such terms in the Loan Agreement.

                  Borrower has requested that Requisite Lenders agree to amend the Loan Agreement in order to modify certain financial covenants contained in the Loan Agreement. Requisite Lenders have agreed to the foregoing on the terms and pursuant to the conditions provided herein.

                  Therefore, the parties hereto hereby agree as follows:

                  1. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended, as follows:

                  (a) SECTION 1.1. Section 1.1 of the Loan Agreement is amended, as follows:

                           (i) The definition of the term "Applicable Domestic
                  Margin" contained in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                           "Applicable Domestic Margin" shall mean an amount
                  equal to one-half of one percent (.50%), subject to a prospective decrease of one-quarter of one percent (.25%) upon the occurrence of the Special Rate Decrease Event and each Rate Decrease Event, and subject to a


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                  prospective increase of one-quarter of one percent (.25%) upon the occurrence of each Rate Increase Event."

                           (ii) The definition of the term "Applicable LIBOR
                  Margin" contained in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                           "Applicable LIBOR Margin" shall mean an amount equal
                  to two and one-half percent (2.50%), subject to a prospective decrease of one-quarter of one percent (.25%) upon the occurrence of the Special Rate Decrease Event and each Rate Decrease Event, and subject to a prospective increase of one-quarter of one percent (.25%) upon the occurrence of each Rate Increase Event; PROVIDED, that any increase or decrease of the Applicable LIBOR Margin will only be applicable with respect to LIBOR Portions selected or continued after the effective date of the applicable Rate Increase Event, Special Rate Decrease Event or Rate Decrease Event."

                           (iii) The definition of the term "Tangible Net Worth"
                  contained in Section 1.1 of the Loan Agreement is hereby amended by inserting the following immediately after clause
                  (e) thereof and immediately prior to the phrase ", all determined on a consolidated basis in accordance with GAAP":

                  ", plus the amount of any loss recognized by the Designated Companies with respect to the 1996 fiscal year relating to the buyout of an executive management contract entered into on May 24, 1995 which included a Retirement Election"

                  (b) Section 1.1 of the Loan Agreement is further amended by inserting the following additional definition therein, in appropriate alphabetical order:

                           "Special Rate Decrease Event" shall mean the
                  satisfaction, as of the last day of any calendar month, commencing January 31, 1997, that the Applicable Domestic Margin is equal to one-half of one percent (.50%) and the Applicable LIBOR Margin is equal to two and one-half percent (2.50%), of all of the following conditions: (a) as of such date, no Default or Event of Default is in existence, (b) Tangible Net Worth during the calendar month ending on such date is greater than or equal to Twenty-Three Million Five Hundred Thousand Dollars ($23,500,000), and (c) average Excess Loan Availability for the three (3) month period ending on such date is greater than or equal to Four Million Dollars ($4,000,000); PROVIDED, that compliance with clause (b) above shall be determined pursuant to the consolidated monthly (or, for the last month in any fiscal year, the annual audited) financial

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                  statements of the Designated Companies for such period, all delivered pursuant to SECTION 7.1 and shall prospectively take effect ten (10) Business Days after the date of delivery of such financial statements to the Administrative Agent."

                  (c) SECTION 2.9. Clause (c) of Section 2.9 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                           "(c) one percent (1%) of the Maximum Facility if such
                  prepayment and termination occurs after the second anniversary of the date hereof (including without limitation during any renewal Term, if applicable)."

                  (d) SECTION 7.1. Clause (a) of Section 7.1 of the Loan Agreement is hereby amended by deleting therefrom the phrase "as soon as practicable and in any event with thirty (30) days after the end of each month, commencing no later than ninety (90) days after the date hereof" and inserting in its place the following:

                  "as soon as practicable and in any event within forty-five
                  (45) days after the end of each month that is the last month of a fiscal quarter and within thirty (30) days after the end of each other month,"

                  (e) SECTION 8.17. The table contained in Section 8.17 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                                             "PERIOD                                 AMOUNT
                                             -------                                 ------
                    June 30, 1996 through and including                           $19,000,000
                      September 29, 1996

                    September 30, 1996 through and including                      $19,000,000
                      December 30, 1996

                    December 31, 1996 through and including                       $19,000,000
                      March 30, 1997

                    March 31, 1997 through and including                          $19,000,000
                      June 29, 1997

                    June 30, 1997 through and including                           $19,250,000
                      September 29, 1997

                    September 30, 1997 through and including                      $19,500,000
                      December 30, 1997

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

                    December 31, 1997 through and including                       $20,000,000
                      March 30, 1998

                    Each three month period thereafter                The actual Tangible Net
                     commencing on March 31 and ending                  Worth of the Designated
                      on the next succeeding June 29                    Companies as of the prior
                                                                        September 30, plus $1,500,000

                    Each three month period thereafter                The actual Tangible Net
                      commencing on June 30 and ending                  Worth of the Designated
                      on the next succeeding September 29               Companies as of the prior
                                                                        December 31, plus $1,500,000

                    Each three month period thereafter                The actual Tangible Net
                      commencing on September 30 and ending             Worth of the Designated
                      on the next succeeding December 30                Companies as of the prior
                                                                        March 31, plus $1,500,000

                    Each three month period thereafter                The actual Tangible Net
                      commencing on December 31 and                     Worth of the Designated
                      ending on the next succeeding March 30            Companies as of the prior
                                                                        June 30, plus $1,500,000"

                  (f) SECTION 8.18. The table contained in Section 8.18 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                                               "PERIOD                  RATIO
                                               -------                  -----

                    Nine month period ending September 30, 1996      (2.85):1.00

                    Twelve month period ending                       (1.75):1.00
                      December 31, 1996

                    Twelve month period ending                       (1.75):1.00
                      March 31, 1997

                    Twelve month period ending                       (1.25):1.00
                      June 30, 1997

                    Twelve month period ending                        1.00:1.00
                      September 30, 1997

                    Twelve month period ending                        1.20:1.00
                      December 31, 1997

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

                    Twelve month period ending                        1.25:1.00"
                      March 31, 1998 and each
                      twelve month period ending on
                      the last day of a calendar quarter
                      thereafter

                  (g) SCOPE. This Amendment No. 2 to Loan and Security Agreement shall have the effect of amending the Loan Agreement and the other Financing Agreements as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the other Financing Agreements shall remain in full force and effect in accordance with their respective terms.

                  2. CONDITIONS TO EFFECTIVENESS. This Amendment No. 2 to Loan and Security Agreement shall be effective immediately upon the execution hereof by Requisite Lenders, the acceptance hereof by each Borrower and each Guarantor, and the delivery hereof to the Administrative Agent, at 111 West Monroe Street, Chicago, Illinois 60603, Attention: Mr. Kevin Delaplane, Vice President, on or before November 14, 1996.

                           Very truly yours,

                           HARRIS TRUST AND SAVINGS BANK,

                             as Administrative Agent and a Lender
                           Pro Rata Share:  25%

                           By: _______________________________
                           Its: ______________________________

                           AMERICAN NATIONAL BANK AND
                             TRUST COMPANY OF CHICAGO,
                             as Collateral Agent and a Lender
                           Pro Rata Share:  25%

                           By: _______________________________
                           Its: ______________________________

                           SANWA BUSINESS CREDIT
                             CORPORATION, as a Lender
                           Pro Rata Share:  12.5%

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                           By: _______________________________
                           Its: ______________________________

                           MERCANTILE BUSINESS CREDIT,
                             INC., as a Lender
                           Pro Rata Share:  12.5%

                           By: _______________________________
                           Its: ______________________________

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                           THE BANK OF NEW YORK
                             COMMERCIAL CORPORATION,
                             as a Lender
                           Pro Rata Share:  12.5%

                           By: _______________________________
                           Its: ______________________________

                           NATIONSBANK OF TEXAS, N.A.,
                             as a Lender
                           Pro Rata Share:  12.5%

                           By: _______________________________
                           Its: ______________________________


Acknowledged and agreed to as of
this 14th day of November, 1996.

ALL AMERICAN SEMICONDUCTOR, INC.

By: __________________________
Its: _________________________

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                   ACKNOWLEDGMENT AND ACCEPTANCE OF GUARANTORS

                  Each of the undersigned, in its capacity as a Guarantor of the Liabilities of Borrowers to Agents and Lenders under the Loan Agreement, hereby acknowledges receipt of the foregoing Amendment No. 2 to Loan and Security Agreement, accepts and agrees to be bound by the terms thereof, ratifies and confirms all of its obligations under the Master Corporate Guaranty executed by it and agrees that such Master Corporate Guaranty shall continue in full force and effect as to it, notwithstanding such amendment.

                                      Dated:  November 14, 1996

                                      Each of the Subsidiaries of All American
                                        Semiconductor, Inc. listed on Exhibit A
                                        attached hereto

                                      By: _______________________________
                                      Its: ______________________________

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